UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

          (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/12

Item 1.  Reports to Stockholders.

Annual Report

April 30, 2012

CMG ABSOLUTE RETURN STRATEGIES FUND

CLASS A SHARES - CMGTX

CLASS C SHARES - CMGCX

CLASS I SHARES - CMGOX

CMG TACTICAL EQUITY STRATEGY FUND

CLASS A SHARES - SCOTX

CLASS I SHARES - SCOIX

1-866-CMG-9456

www.CMGARSFunds.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund or CMG Tactical Equity Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

 Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for our strategy and what we believe is the best way for you to position the CMG Absolute Return Strategies Fund within your portfolio(s).   Additionally, I share my view on the overall direction of the U.S. equity and fixed income markets.

CMG Absolute Return Strategies Fund Update

The Fund (Class A shares) returned +0.06% over the past year (April 30, 2011 through April 30, 2012) net of fees. The Morningstar Multi-Alternative fund category, the Fund’s peer group, returned -3.14% over the past year (April 30, 2011 through April 30, 2012).  The benchmark for the Fund, the HFRI Macro Systematic Diversified Index, returned -7.09% over past year (April 30, 2011 through April 30, 2012).

The past year was a challenging environment for quantitative trading strategies.  The CMG Absolute Return Strategies Fund was profitable and while we are pleased that performance beat both its Morningstar peer group and benchmark, total return was below our expectations.  The largest drivers of return were the CMG System Research Treasury Bond Program (“CMG SR”) and the CMG Managed High Yield Bond Program (“CMG HY”).  The CMG Absolute Return Strategies Fund ranked 10th of 175 Multi-Alternative Funds by Morningstar, Inc., for the one year period ended December 31, 2011, based on total returns.  On April 30, 2012, the Fund is highly concentrated in the following strategies: CMG HY, CMG SR, Scotia Growth S&P Plus (“Scotia”), and Traub Capital FX Strategy (“Traub”).

Investments tend to be cyclical in nature and have periods of outperformance and underperformance. We believe this is true for equities, bonds, quantitative trading, managed futures, gold and all other alternative investment disciplines. We further believe the key to proper portfolio construction is to include many non‐correlating risk diversifiers.  The overall objective is to enhance return and reduce overall portfolio risk.

The past year has once again proven to be a challenging environment for traditional equity investing, managed futures and quantitative trading strategies as exogenous events, particularly the ongoing European debt crisis.  Conversely, fixed income strategies, performed well as Treasury bond prices were supported by Fed policy and a global investment capital run to safety.

It was a favorable period for CMG HY as U.S. high yield bonds gained in price as interest rates moved lower and were supported by strong investor demand in search of higher yields.  CMG HY generated strong returns, holding a long high yield position for most of the year.  The strategy is a risk managed long-only strategy that seeks to generate returns by investing in intermediate-term trends in US high yield bond mutual funds.  The strategy is tightly risk managed and CMG HY was able to avoid a 7.14% drawdown in the high yields in August and September.  The strategy reestablished a long high yield position after the sell-off benefiting from a trade re-entry at lower prices and higher yields.  The Fund’s high yield exposure in the portfolio also consists of a small allocation to the Anchor Capital Long/Short HY Bond Program (“Anchor”).  Anchor also had a strong year, generating returns from both long and short positions (short positions are via inverse high yield bond mutual funds), particularly during August and September 2011.

CMG SR generated strong returns for the Fund over the past twelve months ending April 30, 2012 as it was properly positioned long in the 30 year US Treasury Bonds.  It is quantitative based fixed income trading strategy that also has the ability to go short bonds (by investing in inverse Treasury bond mutual funds) enabling the strategy to generate returns in a rising interest rate environment as it did successfully in early 2012.  As of April 30, 2012 the strategy remained positioned long Treasury bond mutual funds.

The Scotia Growth S&P Plus trading strategy generated positive performance over the past year despite a difficult trading environment that caused numerous whip-saw trades for the strategy.  A strong trend for equity markets characterized start of 2011, but the natural disaster in Japan and the European debt crisis changed the character of the market for the balance of the year.  As a result, equity markets became very volatile, but range bound, for the second half of the year before trending higher at the start of 2012.  This created a trading environment where the S&P 500 would move 50-100 points, several percent, in very short windows of time.  Despite all of the volatility, equity indices finished the year flat with no clear intermediate-or long-term trend pointing up or down.  This clear lack of direction has proved challenging, particularly for strategies that trade on a short-to intermediate-term basis.  The rapid market movements combined with a trendless, range bound equity market created both changes in the core of the model and rapid overbought / oversold conditions in very short periods of time.

The Traub Capital FX Strategy was slightly positive while maintaining modest risk exposure for the twelve month period ending April 30, 2012.  Traub began the period invested in risk based currencies (predominately short the U.S. dollar and long risk based currencies) and adjusted its portfolio exposure in July 2011, moving to a long dollar position in expectation of a risk averse environment.  As global markets declined in the wake of the ongoing European debt crisis, a flight to safety drove the U.S. dollar significantly higher against most G10 currencies, particularly the Aussie and Canadian Dollars and the Euro.  The strategy has been positioned long U.S. dollar, short the Euro and short commodity based currencies positions for most of 2012.  We are certainly living in interesting times as the very existence of the EU monetary union has come into question.

We removed several strategies from the portfolio over the past year and have reallocated the portfolio to four core strategies and a small allocation to a long-short high yield bond trading strategy.  At the end of the 2011, AIFS and Cook were terminated primarily due to underperformance and in the case of AIFS, a poor outlook for the strategy.  The AIFS strategy made monthly investment decisions on interest rates based on fundamental economic models.  In the past two years, the strategy has struggled as exogenous events have trumped fundamental analysis of interest rate movements.  As a result, the strategies percentage of positive trades had dropped well below its long term average and performance had also deteriorated.  With respect to the Howard strategy, the sub-advisor was terminated due to style drift as the manager had decided to significantly alter his investment strategy while also providing us with no transparency into the changes.  While we are not against making changes to a model or strategy, we felt that the change was material enough to warrant a reallocation away from the strategy.  We do not take any decision to remove a manager lightly.  We spend many hours in our initial due diligence process and are constantly reviewing and grading our managers on a variety of factors.  While performance is certainly important, it is not the only ingredient.  We evaluate risk management, style drift and changes to the financial markets that may impact the effectiveness of a manager.

The current portfolio is constructed of approximately equal allocations of 20-25% to four core strategies:  the CMG Managed High Yield Bond Program, the CMG SR Treasury Bond Program, the Scotia Partners Growth S&P Plus Program and the Traub Capital FX Program and a small allocation to the Anchor Capital Long/Short HY Bond Program.  It remains our goal to achieve moderate returns in both up and down trending markets coupled with zero correlation to traditional stock and bond investments.  Of course, there is no guarantee that this objective will be met.

CMG Tactical Equity Strategy Fund Update

The Fund (Class A shares) returned -8.40% since the Fund’s inception, Feb 28, 2012, through April 30, 2012, net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned +0.05% over that same period (March 2012 through April 30, 2012).  The benchmark for the Fund, the Barclays Equity Long/Short Index, returned -0.53% over that same period (March 2012 through April 30, 2012).

The Fund’s equity long short strategy, sub-advised by Scotia Partners, LLC, generated negative performance over the first two months since inception although the strategy, also an allocation in the CMG Absolute Return Strategies Fund, generated positive performance over the past year. A strong trend for the equity markets characterized 2012, but a clear lack of direction has proved challenging for the Fund and for strategies that trade on a short-to intermediate-term basis.  The rapid market movements combined with a trendless, range bound equity market created both changes in the core of the model and rapid overbought / oversold conditions in very short periods of time.  The result was several whipsaw trades that incurred losses for the Fund.

Market Outlook

Following, we take a forward view and have organized our thinking into three separate sections; equity, fixed income and tactical alternatives. Of course, how you might weigh your allocation to each bucket depends on your forward view and the goals, needs and risk tolerances of your clients.

Equity markets:

It is easy to get drawn into short-term performance yet as we have experienced multiple times over the last 12 years, equity markets can give back large gains seemingly overnight.  Here is our current two cents as it relates to equity exposure and the historical perspective for election year cycles.

•

The forth year in the election year cycle has historically been favorable for the equity markets.  Typically, the first quarter is strong followed by a second quarter correction and a rally starting in the third quarter extending into year end.  There is a positive historical pattern to government stimulus in election years.  A second quarter correction could lead to a buying opportunity extending the cyclical bull rally into year end.  The fundamental and structural back drop remains challenging.

•

Four-Year Presidential Cycle Chart – note years 1 and 2 vs. years 3 and 4.  Also, highlighted in yellow is the historical Presidential Cycle year four, second quarter down trend.

Dow Industrials Four-Year Presidential Cycle vs S&P 500 Index Current Election Cycle
Presidential Election Pattern (Based on Daily Data, 1900-01-02 - 2011-12-30)
Trend Is More Important Than Level
1st Presidential Year
2nd Presidential Year
3rd Presidential Year
Election Year
Standard & Poor's 500 Stock Index (Current Election Cycle)
Source: S&P Index Alert
2009
2010
2011
2012
Prepared Exclusively for Steve Blumenthal
DAVIS46
© Copyright 2012 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved.
See NDR Disclaimer at www.ndr.com/copyright.html For data vendor disclaimers refer to www.ndr.com/vendorinfo/

The referenced indices are shown for general market comparisons.  Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.  Past performance is no guarantee of future results and the index performance shown is not indicative of the performance of the CMG Absolute Return Strategies Fund.

•

“Sell in May and go away”.  Another important historical data point is the equity market indigestion that exists from May through October.  We continue to believe this year is no different, especially following the strong first quarter equity market performance.  We believe we’ll see a second quarter correction that leads to a buying opportunity for a second half of 2012 equity market rally.  Call it “risk off” for now (hedge) and a “risk on” year end trade to follow.

It is our view that 2013 is shaping up to be the major equity market risk year.  If congress does not act, several tax cuts and stimulus measures will expire at year end.  With a mute Congress, extensions are unlikely prior to November.  While the UK and most of Europe are in the double dip recession club, we believe a recession in the U.S. is more likely in 2013 than 2012.  We believe we will soon learn that QE3 is underway. Equities markets decline by nearly 40% in recessions.

Our thoughts around valuation are simply that they are better today but not great.  With the headwind of slow growth, high unemployment and a global system trying to get its enormous/unmanageable debt and excess spending under control, we see better value at lower PEs.

In short, we continue to believe we are in a choppy to sideways period for some time to come as we work our way to a better secular destination offering more attractive valuations and higher dividend yields.  Until then, we feel the odds favor hedged equity exposure and it will be 'risk on' 'risk off' for some time to come.  We are currently in a “risk off” period favoring hedged equity.  When we look at the S&P 500 Index chart, we see immediate support at 1340 and believe a better summer buying opportunity exists between 1300 and 1250.  QE3 likely provides the liquidity to support the market at those levels.

 Fixed Income markets:

The biggest problem brewing beneath the surface is tied to continued global currency creation and a zero bound interest rate policy.  Call it future stagflation (no growth with inflation) or maybe inflation.  To be clear, we do not see inflation as an immediate problem, but do believe it is tomorrow’s problem (best guess 2-5 years from now).  Given today’s historically low yields, most investors are ill prepared for the impact of rising interest rates.  Is a 2% current yield worth the risk?  Can an investor stay the course until maturity?  Can he stay the course with his fixed income mutual funds that have no stated maturity and are subject to new money coming in and old money going out leading to an ever continual maturity shift?  We don’t think so.

Behaviorally, the average fixed income investor has not been able to make money in bonds over the last twenty years as reflected in the following DALBAR investor behavior research.  Note in the following that the “Average Fixed Income Investor” gained just 0.94% in bonds during a twenty year bull market (rates moving from high yields to low yields) vs. the 6.50% return in the “Barclays Aggregate Bond Index”.

The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

The biggest portfolio risk we see today is tied to the fixed income portion of the average investor’s portfolio.  Below is a hypothetical, mathematical representation of the impact of interest rates on bond price and is shown for general market comparisons and not meant to represent that of the fund.

The Federal Reserve is propping up the entire U.S. economy by buying 61 percent of the government debt issued by the Treasury Department, says Lawrence Goodman, a former Treasury official and current president of the Center for Financial Stability. He warns that if the situation is not "normalized" the whole economy risks a severe shock.  Issues – boy do we have issues.  We believe there are solutions that relate to the third component of your portfolio.

Tactical Trading Strategies:

The DALBAR study ultimately shows that investors chase return and significantly underperform.  We believe that constructing a balanced portfolio (such as an equal weighting to each of the above categories as a discussion starting point)  will put investors in a better position that in turn allows them to stay in the game through the inevitable rough periods rather than making the emotional decisions that underpin the DALBAR investors behavior study summarized above.  Two investment categories in the alternatives space that can help investors create balance in their portfolios are Systematic Diversified (disciplined quantitative trading strategies) and Managed Futures.

The following chart compares these two categories against the S&P 500 Index.  We have circled in light blue the most recent 3 year and 5 year cumulative performance and highlighted in yellow the cumulative performance since 2000.

As you look at this chart, look at the long-term performance history and not just the most recent few years.  Investors are too stuck in the “what did you do for me lately” mindset and then project recent performance forward.  This happens when returns are great and then expectations are for continued great returns.  It also happens when returns are less than desired and investors project those expectations forward assuming the strategy or asset class has lost edge or the ability to generate return.  We believe this is the number one reason investors fail.

| Cumulative Returns | S&P 500 Index | HFRI Macro Sys Div | HFN CTA Mgd Fut Index | Morningstar Multialternative Category |
|---|---|---|---|---|
| 1-Year Cumulative | 4.76% | -7.09% | -7.35% | -3.14% |
| 3-Year Cumulative | 70.49% | 7.19% | 9.08% | 20.46% |
| 5-Year Cumulative | 5.13% | 30.53% | 31.54% | -2.67% |
| Cumulative since 2000 | 19.50% | 147.73% | 145.27% | -4.30% |

| Annual Returns | S&P 500 Index | HFRI Macro Sys Div | HFN CTA Mgd Fut Index | Morningstar Multialternative Category |
|---|---|---|---|---|
| 2012-(YTD) | 11.88% | -1.12% | -0.59% | 2.65% |
| 2011 | 2.11% | -3.54% | -3.96% | -2.15% |
| 2010 | 15.06% | 9.76% | 9.15% | 5.50% |
| 2009 | 26.46% | -1.68% | 1.85% | 13.95% |
| 2008 | -37.00% | 18.06% | 10.98% | -20.11% |
| 2007 | 5.49% | 10.34% | 12.47% | 4.07% |
| 2006 | 15.79% | 16.84% | 6.89% | 9.24% |
| 2005 | 4.91% | 14.40% | 3.58% | 2.90% |
| 2004 | 10.88% | 6.42% | 3.84% | 6.85% |
| 2003 | 28.68% | 15.36% | 13.43% | 16.79% |
| 2002 | -22.10% | -3.25% | 16.61% | -24.25% |
| 2001 | -11.88% | 4.09% | 6.96% | -10.30% |
| 2000 | -9.11% | 11.79% | 13.84% | |

Source: PerTrac data, Hedge Fund Research, HedgeFund.net.  Past performance cannot predict or guarantee future performance.  Performance through April 2012.  The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

In reviewing the chart, note how the S&P 500 Index has outperformed the HFRI Macro Systematic Diversified Index and the HFN CTA Managed Futures Index over the last three years gaining 70.49% vs. 7.19% and 9.08%.  Also note the five year cumulative performance.  Here, better performance tilts to the two liquid alternative categories.  Taking a much longer time analysis, the cumulative performance since 2000 for the S&P 500 Index is just 19.50% vs. 147.73% for the Systematic Diversified Index and 145.27% for the CTA Managed Futures Index.  While the last few years have favored the S&P 500 Index, I think it is important to take a step back and evaluate a strategy over a longer period of time.  Does that guarantee return?  No, but we think it can help you to give the investment strategy the time that is needed to better perform for you.  Some key questions:

•

Does a particular strategy have edge?

•

Can it add valuable non-correlating risk diversification?

•

Is there a historical period of actual returns to evaluate process?

•

Does the manager have the discipline to stick to his/her process?  If that fails, move on.

•

Does the strategy have the ability to profit in both up and down trending market cycles?

•

What is the depth of character of the individuals involved? Do deep due diligence.

A number of people try to time into and out of Tactical allocations.  This makes zero sense to us.  There is no way that we have found to successfully time entry into a tactically traded strategy.  Ultimately, we continue to believe that a well diversified total portfolio solution that includes Equities (hedged), Fixed Income (Tactically Managed and/or short-term maturity focused) and Tactical Alternatives coupled with at least a five to ten year game plan represents a much stronger solution than today’s 60/40 buy and hold portfolio.

If you are an investment advisor reading this, be a great coach, and if you are an individual investor, find a great coach - for the times ahead offer great opportunity but also much challenge.  Yes, the economic backdrop remains challenging.  There are problems and we’ll somehow work through them and with a goal to reach a better secular destination. Set a plan that can get you what you want, be crystal clear in your vision and enjoy the experiences along the way. I’m going to try to remind myself of the same every day. Fortunately, we believe the CMG Absolute Return Strategies Fund employs number of strategies that have the ability to meet these challenges.

Kindest regards,

Stephen B. Blumenthal
Portfolio Manager
June 15, 2012

0956-NLD-6/28/2012

Additional Index Disclosure:  The HFRI Macro Systematic Diversified Index Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These Strategies normally focus on instruments that are highly liquid with short holding periods. There should be no more that 35% exposure to currencies or commodities across the portfolio.  The HFN CTA / Managed Futures Index includes funds and managed account composites of Commodity Trading Advisors (CTAs) and firms domiciled outside of the U.S. that primarily trade in futures markets. CTAs and such firms generally trade futures on commodities, currencies, financials or interest rates and may be highly leveraged. Strategies tend to be quantitative in nature and trend following, but may also focus on the fundamentals of the underlying or passively track an index. The Morningstar Multi-Alternative Category:  This category of funds offers investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  An average Gross short exposure is greater than 20%.  S&P 500 Total Return:  is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.  Barclays Capital U.S. Aggregate Bond Index:  covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.Source: barclayhedge.com.  The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.   The Barclays Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Definitions:  Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.  Short: Any sale that is completed by the delivery of a security borrowed by the seller.  Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Absolute Return Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Annualized Total Returns as of April 30, 2012
	One Year	Since Inception*
CMG Absolute Return Strategies Fund:
Class A
Without sales charge	0.06%	(0.01)%
With sales charge	(5.70)%	(1.97)%
Class C	(0.56)%	(0.59)%
Class I	N/A	0.67%
S&P 500	4.76%	19.27%

________________

* Class A and Class C shares commenced operations on May 1, 2009.  Class I shares commenced operations on October 20, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 3.31% for Class A and 3.91% for Class C.  Performance figures for periods greater than one year are annualized.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2012 (Unaudited)

Percent of
Net Assets
Mutual Funds	52.60%
Short-Term Investments	45.14%
Other Assets Less Liabilities	2.26%
Total	100.00%

CMG Tactical Equity Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Non-Annualized Total Returns as of April 30, 2012
Since Inception*
CMG Tactical Equity Strategy Fund:
Class A
Without sales charge	(8.40)%
With sales charge	(13.67)%
Class I	(8.30)%
S&P 500	2.17%

________________

* Class A and Class I shares commenced operations on February 28, 2012.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.20% for Class A and 1.80% for Class I.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS
April 30, 2012

Shares	Security	Value
	MUTUAL FUNDS - 52.60%
	ASSET ALLOCATION FUND - 1.40%
64,425	Rydex High Yield Strategy Fund - H Class	$ 1,490,789

	DEBT FUNDS - 51.20%
49,054	Access Flex High Yield Fund - Investor Class *	1,482,411
204,899	Direxion Dynamic High Yield Bond Fund - Investor Class	2,931,651
2,734,043	PIMCO High Yield Fund - Institutional Class	25,508,618
1,538,449	Rydex Series Funds - Government Long Bond 1.2x Strategy Fund - Investor Class	24,384,418
		54,307,098
	TOTAL MUTUAL FUNDS
	( Cost - $55,832,304)	55,797,887

	SHORT-TERM INVESTMENTS - 45.14%
	MONEY MARKET FUNDS - 23.85%
25,211,207	Fifth Third Institutional Money Market Fund, 0.04% +	25,211,207
80,617	Rydex Series US Government Money Market Fund, 0.00% +	80,617
		25,291,824
Par Value	U.S. GOVERNMENT - 21.29%
$22,590,000	United States Treasury Bill, 0.00%, due 7/26/12 ^	22,586,169

	TOTAL SHORT-TERM INVESTMENTS	47,877,993
	( Cost - $47,877,993)

	TOTAL INVESTMENTS - 97.74%
	(Cost - $103,710,297) (a)	$ 103,675,880
	OTHER ASSETS LESS LIABILITIES - 2.26%	2,398,658
	NET ASSETS - 100.00%	$ 106,074,538
	______________
	+ Money market fund; interest rate reflects seven-day effective yield on April 30, 2012.
	^ - Segregated as collateral for futures contracts.
	* Non-income producing security.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is
	$103,763,086 and differs from market value by net unrealized appreciation (depreciation) of
	securities as follows:
	Unrealized Appreciation:	$ 133,597
	Unrealized Depreciation:	(220,803)
	Net Unrealized Depreciation:	$ (87,206)

The accompanying notes are an integral part of these financial statements.
CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2012
		Unrealized
		Appreciation
Contracts	Security	(Depreciation)

	OPEN LONG FUTURES CONTRACTS
5	Brazilian Real Future June 2012	$ (24,875)
	(Underlying Face Amount at Value $260,975)
4	British Pound Future June 2012	6,025
	(Underlying Face Amount at Value $405,725)
8	Canadian Dollar Future June 2012	4,190
	(Underlying Face Amount at Value $809,360)
10	Mexican Peso Future June 2012	(10,837)
	(Underlying Face Amount at Value $381,875)
4	South African Rand Future June 2012	(5,925)
	(Underlying Face Amount at Value $255,300)
1	USD/CZK June 2012	(72)
	(Underlying Face Amount at Value $100,000)
	TOTAL OPEN LONG FUTURES CONTRACTS	(31,494)

	WRITTEN FUTURES CONTRACTS
186	Australian Dollar Future June 2012	34,520
	(Underlying Face Amount at Value $19,284,480)
130	Euro Fx Future June 2012	(240,281)
	(Underlying Face Amount at Value $21,518,250)
138	Japanese Yen Future June 2012	(428,825)
	(Underlying Face Amount at Value $21,624,600)
5	New Zealand Dollar Future June 2012	(3,100)
	(Underlying Face Amount at Value $407,450)
3	USD/NOK June 2012	4,285
	(Underlying Face Amount at Value $300,000)
2	USD/SEK June 2012	3,137
	(Underlying Face Amount at Value $200,000)
	TOTAL WRITTEN FUTURES CONTRACTS	(630,264)

	TOTAL NET UNREALIZED DEPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ (661,758)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2012
	CMG Absolute Return Strategies Fund	CMG Tactical Equity Strategy Fund

Assets:
Unaffiliated Investments in Securities at Value (identified cost $103,710,297 and $0, respectively)	$103,675,880	$ -
Cash	-	5,666,051
Deposits with Broker	2,661,844	1,179,988
Dividends and Interest Receivable	131,095	-
Receivable for Securities Sold	25,202,385	-
Receivable for Fund Shares Sold	358,612	-
Due From Advisor	-	30,417
Prepaid Expenses and Other Assets	42,210	-
Total Assets	132,072,026	6,876,456

Liabilities:
Payable for Securities Purchased	25,045,250	-
Payable for Fund Shares Redeemed	68,638	-
Due to Broker - Variation Margin	661,758	-
Accrued Advisory Fees	155,881	-
Accrued Distribution Fees	16,311	513
Payable to Other Affiliates	21,903	7,684
Accrued Expenses and Other Liabilities	27,747	20,914
Total Liabilities	25,997,488	29,111

Net Assets	$106,074,538	$ 6,847,345

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets	$ 35,512,096	$ 1,741,383
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,805,914	190,174
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.33	$ 9.16
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$ 9.90	$ 9.72

Class C Shares:
Net Assets	$ 2,646,073
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	288,827
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$ 9.16

Class I Shares:
Net Assets	$ 67,916,369	$ 5,105,962
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	7,254,781	557,085
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.36	$ 9.17

Composition of Net Assets:
At April 30, 2012, Net Assets consisted of:
Paid-in-Capital	$106,349,234	$ 7,176,019
Accumulated Net Investment Loss	(187,490)	(9,965)
Accumulated Net Realized Gain (Loss) From Security Transactions	608,969	(318,709)
Net Unrealized Depreciation on:
Investments	(34,417)	-
Futures	(661,758)	-
Net Assets	$106,074,538	$ 6,847,345
_______
(a) Class C Shares are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Periods Ended April 30, 2012

	CMG Absolute Return Strategies Fund	CMG Tactical Equity Strategy Fund*

Investment Income:
Dividend Income From Unaffiliated Companies	$ 1,329,899	$ -
Interest Income	13,528	-
Total Investment Income	1,343,427	-

Expenses:
Investment Advisory Fees	1,956,799	8,251
Distribution Fees- Class A	324,458	751
Administration Fees	114,383	1,019
Transfer Agent Fees	78,302	5,830
Fund Accounting Fees	49,081	4,602
Registration & Filing Fees	44,649	5,370
Printing Expense	34,493	3,318
Distribution Fees- Class C	33,839	-
Chief Compliance Officer Fees	32,899	2,915
Custody Fees	26,218	2,302
Audit Fees	16,265	10,000
Legal Fees	15,053	2,302
Trustees' Fees	5,866	844
Non 12b-1 Shareholder Servicing Fees	8,236	362
Insurance Expense	2,161	460
Miscellaneous Expenses	3,467	307
Total Expenses	2,746,169	48,633
Less: Fees Waived by Adviser	-	(38,668)
Net Expenses	2,746,169	9,965
Net Investment Loss	(1,402,742)	(9,965)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	4,426,742	-
Affiliated Investments	(2,067,453)	-
Futures Contracts	273,480	(318,709)
Net Change in Unrealized Appreciation (Depreciation):
Unaffiliated Investments	(938,283)	-
Affiliated Investments	113,806	-
Futures Contracts	(271,272)	-
Net Realized and Unrealized Gain (Loss) on Investments	1,537,020	(318,709)

Net Increase (Decrease) in Net Assets Resulting From Operations	$ 134,278	$ (328,674)

*Commencement of Operations on February 28, 2012

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Absolute Return Strategies Fund		CMG Tactical Equity Strategy Fund
	For the Year	For the Year	For the Period
	ended	ended	ended
	April 30, 2012	April 30, 2011	April 30, 2012**
Operations:
Net Investment Loss	$ (1,402,742)	$ (1,643,173)	$ (9,965)
Net Realized Gain (Loss) on Investments and Futures Contracts	2,632,769	6,903,699	(318,709)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	(1,095,749)	(829,645)	-
Net Increase (Decrease) in Net Assets
Resulting From Operations	134,278	4,430,881	(328,674)

Distributions to Shareholders From:
Return of Capital
Class A	(1,507,536)	-	-
Class C	(96,708)	-	-
Class I	(2,028,706)	-	-
Net Realized Gains
Class A	(1,414,240)	-	-
Class C	(90,723)	-	-
Class I	(1,903,158)	-	-
Total Distributions to Shareholders	(7,041,071)	-	-

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	16,638,546	43,360,043	1,908,955
Distributions Reinvested	2,665,576	-	-
Cost of Shares Redeemed	(101,221,675)	(33,839,619)	(52,989)
Total Class A Transactions	(81,917,553)	9,520,424	1,855,966

Class C Shares:
Proceeds from Shares Issued	768,714	2,028,485	-
Distributions Reinvested	163,059	-	-
Cost of Shares Redeemed	(2,267,253)	(898,301)	-
Total Class C Transactions	(1,335,480)	1,130,184	-

Class I Shares:
Proceeds from Shares Issued	74,301,496	-	5,509,808
Distributions Reinvested	3,596,961	-	-
Cost of Shares Redeemed	(5,536,812)	-	(189,755)
Total Class I Transactions	72,361,645	-	5,320,053
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(10,891,388)	10,650,608	7,176,019

Increase (Decrease) in Net Assets	(17,798,181)	15,081,489	6,847,345

Net Assets:
Beginning of Period	123,872,719	108,791,230	-
End of Period*	$ 106,074,538	$ 123,872,719	$ 6,847,345

* Includes accumulated net investment loss of:	$ (187,490)	$ -	$ (9,965)
**Commencement of Operations on February 28, 2012

The accompanying notes are an integral part of these financial statements.
CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Absolute Return Strategies Fund		CMG Tactical Equity Strategy Fund
	For the Year	For the Year	For the Period
	ended	ended	ended
	April 30, 2012	April 30, 2011	April 30, 2012**
Share Activity:
Class A Shares:
Shares Sold	1,688,523	4,460,629	195,787
Shares Reinvested	285,394	-	-
Shares Redeemed	(10,148,416)	(3,473,663)	(5,613)
Net increase (decrease) in shares of beneficial interest outstanding	(8,174,499)	986,966	190,174

Class C Shares:
Shares Sold	80,228	211,229	-
Shares Reinvested	17,743	-	-
Shares Redeemed	(233,647)	(91,837)	-
Net increase (decrease) in shares of beneficial interest outstanding	(135,676)	119,392	-

Class I Shares:
Shares Sold	7,441,408	-	577,550
Shares Reinvested	384,291	-	-
Shares Redeemed	(570,918)	-	(20,465)
Net increase in shares of beneficial interest outstanding	7,254,781	-	557,085

**Commencement of Operations on February 28, 2012

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Absolute Return Strategies Fund
	Class A
	Year	Year	Year
	Ended	Ended	Ended
	April 30, 2012	April 30, 2011	April 30, 2010*

Net Asset Value, Beginning of Year	$ 9.99	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.15)	(0.13)	(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.15	0.49	(0.20)
Total from operations	0.00	0.36	(0.37)

Distributions to shareholders from:
Return of capital	(0.34)	-	-
Net realized gains	(0.32)	-	-
Total distributions	(0.66)	-	-

Net Asset Value, End of Year	$ 9.33	$ 9.99	$ 9.63

Total Return (b)	0.06%	3.74%	(3.70)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 35,512	$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2.52%	2.51%	2.67%
Ratio of net investment loss
to average net assets (c)(d)	(1.47)%	(1.39)%	(1.72)%
Portfolio turnover rate	3,502%	4,523%	4,424%

__________
* Class A shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Absolute Return Strategies Fund
	Class C
	Year	Year	Year
	Ended	Ended	Ended
	April 30, 2012	April 30, 2011	April 30, 2010*

Net Asset Value, Beginning of Year	$ 9.88	$ 9.58	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.19)	(0.19)	(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.13	0.49	(0.20)
Total from operations	(0.06)	0.30	(0.42)

Distributions to shareholders from:
Return of capital	(0.34)	-	-
Net realized gains	(0.32)	-	-
Total distributions	(0.66)	-	-

Net Asset Value, End of Year	$ 9.16	$ 9.88	$ 9.58

Total Return (b)	(0.56)%	3.13%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 2,646	$ 4,193	$ 2,922
Ratio of expenses to average net assets (c)	3.13%	3.11%	3.27%
Ratio of net investment loss
to average net assets (c)(d)	(1.98)%	(1.96)%	(2.32)%
Portfolio turnover rate	3,502%	4,523%	4,424%

__________
* Class C shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Absolute Return Strategies Fund
	Class I
	Period
	Ended
	April 30, 2012 *

Net Asset Value, Beginning of Period	$ 9.96

Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)
Net gain from securities
(both realized and unrealized)	0.09
Total from operations	0.06

Distributions to shareholders from:
Return of capital	(0.34)
Net realized gains	(0.32)
Total distributions	(0.66)

Net Asset Value, End of Period	$ 9.36

Total Return (b)	0.67%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 67,916
Ratio of expenses to average net assets (c)	2.17%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(0.53)%	(e)
Portfolio turnover rate	3,502%	(f)

__________
* Class I shares commenced operations on October 20, 2011.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Equity Strategy Fund
	Class A	Class I
	Period	Period
	Ended	Ended
	April 30, 2012 *	April 30, 2012 *

Net Asset Value, Beginning of Period	$ 10.00	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)	(0.03)
Net loss from securities
(both realized and unrealized)	(0.81)	(0.80)
Total from operations	(0.84)	(0.83)

Net Asset Value, End of Period	$ 9.16	$ 9.17

Total Return (b)(d)	(8.40)%	(8.30)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 1,741	$ 5,106
Ratio of gross expenses to average net assets (c)(e)	9.51%	9.38%
Ratio of net expenses to average net assets (c)	2.25%	1.85%
Ratio of net investment loss
to average net assets (c)	(2.25)%	(1.85)%
Portfolio turnover rate (d)	0%	0%

__________
* Class A and I shares commenced operations on February 28, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2012

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (“Absolute Fund”) and CMG Tactical Equity Strategy Fund (“Tactical Fund”)(collectively, the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.

The Funds currently offer Class A and Class I shares. Class C shares are offered by Absolute Fund at net asset value and are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The investment objective of Absolute Fund is to generate absolute return. Class A and Class C of Absolute Fund commenced operations on May 1, 2009.  Class I of Absolute Fund commenced operations on October 20, 2011.   The investment objective of Tactical Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Tactical Fund commenced operations on February 28, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2012 for the Funds’ assets and liabilities measured at fair value:

Absolute Fund:

	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$ 55,797,887	$ -	$ -	$ 55,797,887
Short-Term Investments	25,291,824	22,586,169	-	47,877,993
Total Assets	$ 81,089,711	$ 22,586,169	$ -	$ 103,675,880
Liabilities*
Derivative Instruments**	$ 661,758	$ -	$ -	$ 661,758
Total Liabilities	$ 661,758	$ -	$ -	$ 661,758

* Refer to Portfolio of Investments for industry classification.

**Derivative instruments include cumulative unrealized loss on futures contracts open at April 30, 2012.

The Funds did not hold any Level 3 securities during the year.

There were no significant transfers between Level 1 and Level 2 during the current period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of April 30, 2012:

Absolute Fund:

Statements of Assets and Liabilities	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on foreign currency	Payables, Net Assets -
contracts	Unrealized Depreciation	$ (661,758)

$ (661,758)

The effect of Derivative Instruments on the Statements of Operations for the year ended April 30, 2012:

Absolute Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	$ 1,208,871	$ (887,462)

Futures on interest rate	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	(935,391)	616,190

Total		$ 273,480	$ (271,272)

Tactical Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	$ (318,709)	$ -

The derivative instruments outstanding as of April 30, 2012 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts – The Funds are subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing their investment objectives.  To manage foreign currency risk, the Funds may purchase or sell

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

futures contracts.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Funds’ Portfolio of Investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010-2011) or expected to be taken in the Funds’ 2012 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% and 1.50% of the average daily net assets of the Absolute Fund and Tactical Fund, respectively.  For the period ended April 30, 2012, the Adviser earned advisory fees of $1,956,799 for the Absolute Fund and $8,251 for the Tactical Fund.  The Adviser manages a portion of the Funds’ portfolio directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Anchor Capital Management Group, Inc., AIFS, LLC,

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

Heritage Capital, LLC (through January 16, 2012), Howard Capital Management, Inc., Scotia Partners, Ltd., and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, at least until August 31, 2012, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, distribution and shareholder servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Absolute Fund’s average daily net assets of Class A, Class I, and Class C attributable to such class of shares and 1.85% of the Tactical Fund’s average daily net assets of Class A and I, respectively, attributable to such class of shares.  During the period ended April 30, 2012, $0 and $38,668 was waived by the Adviser for the Absolute Fund and Tactical Fund, respectively.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of April 30, 2012, $38,668 of fee waivers or expense reimbursements was subject to recapture by the Adviser for the Tactical Fund which expire in 2015.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay up to 0.40% and for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the period ended April 30, 2012, $358,297 and $751 were accrued under the Plan for the Absolute Fund and Tactical Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. For the period ended April 30, 2012, the Distributor received underwriter commissions of $25,131 for sales of Class A shares, of which $3,371 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Each Fund also pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

GemCom, LLC (“GemCom”) – GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, GemCom receives customary fees from the Funds.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the period ended April 30, 2012 amounted to $2,096,377,460 and $2,119,341,715, respectively, for the Absolute Fund.  The Tactical Fund had no transactions.

5.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of the Absolute Fund at April 30, 2012 are noted in the Absolute Fund’s Portfolio of Investments.   Transactions during the period with companies which are affiliates are as follows:

Name of Issuer	Value at the Beginning of Year	Purchases	Sales Proceeds	Income	Value at the End of Year
PPB Advisors Alternative Series Fund, LP	$ 10,886,194	$ -	$ 8,932,548	$ -	$ -

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended April 30, 2012 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gain	of Capital	Total
Absolute Fund	$ 3,399,067	$ 9,054	$ 3,632,950	$ 7,041,071
Tactical Fund	-	-	-	$ -

As of April 30, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post-October	Capital	Unrealized	Total
	Ordinary	Long-Term	& Late	Loss Carry	Appreciation/	Accumulated
	Income	Gains	Year Losses	Forwards	(Depreciation)	Earnings/(Deficits)
Absolute Fund	$ -	$ -	$ (187,490)	$ -	$ (87,206)	$ (274,696)
Tactical Fund	-	-	(328,674)	-	-	(328,674)

The difference between book basis and tax basis unrealized appreciation for the Absolute Fund is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2012

Late Year
Losses
Absolute Fund	$ 187,490
Tactical Fund	9,965

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Tactical Fund incurred and elected to defer such capital losses of $318,709.

Permanent book and tax differences for the Absolute Fund, primarily attributable to the reclass of net operating losses and partnership adjustments, resulted in reclassification for the period ended April 30, 2012 as follows: a decrease in accumulated net investment losses of $1,215,252 and a decrease in accumulated net realized gains from security transactions of $1,215,252.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

8.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CMG Absolute Return Strategies Fund and

CMG Tactical Equity Strategy Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of CMG Absolute Return Strategies Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended.  We have also audited the accompanying statement of assets and liabilities of CMG Tactical Equity Strategy Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, as of April 30, 2012, and the related statements of operations, changes in net assets and the financial highlights for the period February 28, 2012 (commencement of operations) through April 30, 2012.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, as of April 30, 2012, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

July 3, 2012

CMG Funds

TRUSTEES AND OFFICERS (Unaudited)

April 30, 2012

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Year of Birth) Address Position held with the Funds* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Anthony J. Hertl (1950) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May, 2010), Greenwich Advisors Trust (2007-February 2011), and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)	97
Gary W. Lanzen (1954) Trustee since 2005 Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006-2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); ; Northern Lights Variable Trust (since 2006)	97
Mark H. Taylor (1964) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman) (since 2007); NLFT III (since February 2012); ; Northern Lights Variable Trust (since 2007)	98
John V. Palancia (1954) Trustee since 2011 Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc.(1975-2011). Other Directorships: Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)	98
Interested Trustees and Officers
Michael Miola*** (1952) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (12 portfolios)(since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)	97

Interested Trustees and Officers (Continued)
Name (Year of Birth) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**

Andrew Rogers (1969)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004-2011).

Other Directorships: N/A

N/A

Kevin E. Wolf (1969)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012) and Vice-President, GemCom, LLC (since 2004)

Other Directorships: N/A

N/A

James P. Ash (1976)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Senior Vice President of Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

Other Directorships: N/A

N/A

Lynn Bowley (1958)

Chief Compliance Officer Since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

   * The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

   ** The term “Fund Complex” refers to the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

  *** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Funds
EXPENSE EXAMPLE (Unaudited)
April 30, 2012

As a shareholder of the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period*	Ending Account Value 4/30/12	Expenses Paid During Period*
CMG Absolute Return Strategies Fund	2.51%	$1,000.00	$992.70	$12.44	$1,012.38	$12.56
CMG Tactical Equity Strategy Fund **	2.25%	$1,000.00	$916.00	$3.71	$1,004.73	$3.88

Class C
CMG Absolute Return Strategies Fund	3.13%	$1,000.00	$990.40	$15.49	$1,009.30	$15.64

Class I
CMG Absolute Return Strategies Fund	2.17%	$1,000.00	$995.70	$10.77	$1,014.07	$10.87
CMG Tactical Equity Strategy Fund **	1.85%	$1,000.00	$917.00	$3.05	$1,005.42	$3.19

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2012 (182) divided by the number of days in the fiscal year (366).

** Expenses Paid During Period- Actual are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the  period, multiplied by 63 days and divided by 366 (to reflect the number of days in the period from February 28, 2012, commencement of operations, through April 30, 2012).

Renewal of Advisory Agreement – CMG Absolute Return Strategies Fund

In connection with a regular meeting held on December 14, 2011, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”) discussed the renewal of an investment advisory agreement (the “Agreement”)       between CMG Capital Management Group, Inc. (the “Adviser”) and the Trust, on behalf of the CMG Absolute Return Strategies Fund (the “Fund”).

In considering the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement, as provided by the Adviser and Gemini Fund Services.

In its consideration of the renewal of the Agreement for the Fund, the Board did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of the Adviser’s operations, the quality of its compliance infrastructure, and the experience of its fund management personnel.  The Board then reviewed the Adviser’s financial information it had provided.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board compared the Fund’s past performance with that of its benchmark index, HFRI Macro Systematic Diversified Index and the performance of a peer group of similarly managed funds.   The Board noted that the Fund had outperformed the S&P 500 Index for the 3- and 6-month periods ended October 31, 2011, but had underperformed the HFRI Macro Systematic Diversified Index and peer group average for the period since inception.  The Board also considered the past performance of a composite of the Adviser’s accounts using certain strategies related to the Fund and composites of accounts of each sub-adviser with respect to the strategies employed for the Fund.  The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board considered the advisory fees paid and expense ratio of the Fund, and compared the fees and expenses to those of a peer group of similarly managed funds.  The Board noted that the Adviser charges a 1.75% annual advisory fee based on the average net assets of the Fund for the selection, oversight, and management of the Fund’s sub-advisers and from which the Adviser pays all sub-advisory fees.  The Board noted that the Fund’s advisory fee was significantly higher than the average for funds in Morningstar’s Multi-Alternative Category; however, the Board considered that, unlike many funds in the category, the Adviser actively manages the selection of the Fund’s sub-advisers, each of which receives at least 0.50% from the Adviser.  The Board also considered that the Fund’s advisory fee is lower than the fees charged by the Adviser for its separate accounts.  The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale were not a relevant consideration at this time.

Profitability.  The Board considered the anticipated profits realized by the Adviser in connection with the operation of the Fund, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by the Adviser from other activities related to the Fund.  The Board discussed at length with counsel what level of profitability was appropriate.  The Trustees, including the Independent Trustees, concluded that because of the expense limitation agreement and expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund is not excessive.

  Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board including all of the Independent Trustees approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Renewal of Sub-Advisory Agreements

In connection with a regular meeting held on December 14, 2011, the Board of the Trust discussed the renewal of sub-advisory agreement between Anchor Capital Management Group, Inc, Scotia Partners, LTD. and Traub Capital Management, LLC (each a “Sub-Adviser”, collectively, the “Sub-Advisers”) and the Adviser to manage CMG Absolute Return Strategies Fund (the “Sub-Advisory Agreements”). In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements.

In their consideration of the renewal of the Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.   Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Advisers’ operations, the quality of each Sub-Advisers’ compliance infrastructure and the experience of their  fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the past performance of the Fund and compared the performance of its benchmark index and a peer group of similarly managed funds.  The Board also considered the past performance of a composite of each sub-adviser with respect to the strategies employed for the Fund. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would compensate each Sub-Adviser based on the average net assets of the Fund for which sub-advisory services are provided as follows:

Fund

Annual Sub-Advisory Fee

Anchor Capital Management Group, Inc.

0.50%

Scotia Partners, LTD.

0.50%

Traub Capital Management, LLC

0.70%

 The Trustees also considered the sub-advisory fees charged by Anchor and Scotia for their respective separate accounts and Traub for management of a separate fund in the Trust.  The Trustees, including the Independent Trustees, concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were reasonable.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board considered the profits realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Sub-Advisers from other activities related to the Fund.  The Board discussed appropriate levels of profitability with counsel.  The Trustees, including the Independent Trustees, concluded that because of the Fund’s expense limitation agreement and its asset levels, they were satisfied that in each case the Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the renewal of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable, and that renewal of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders.

Approval of Advisory Agreement –CMG Tactical Equity Strategy Fund

In connection with a regular meeting held on November 18, 2011, the Board of Trustees (the “Board” or “Trustees”) of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement") between CMG Capital Management, Inc. (the "Adviser") and the Trust, on behalf of the CMG Tactical Equity Strategy Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the New Fund's investment strategies.  The Trustees discussed the nature of the Adviser's operations, the quality of its compliance infrastructure and the experience of its fund management personnel, including experience advising an existing Fund for the Trust using the same sub-adviser.  The Board reviewed financial information provided by the Adviser in the Board materials.  The Trustees, including the Independent Trustees, concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because the Adviser has not yet begun advising the Fund, the Trustees could not consider the investment performance of the Fund.  Additionally, the Board noted that the prior performance of CMG Absolute Fund does not provide meaningful investment performance information because the strategy is not comparable to that of the New Fund.  The Board also noted that the Adviser did not have accounts that are substantially similar to the proposed Fund to provide investment performance information.  The Board, including the Independent Trustees, concluded the proposed investment strategy and the Adviser's investment process suggests it is qualified to manage the Fund.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee for the Fund, based on the average net assets of the Fund.  The Trustees further noted that because the Adviser will employ a sub-adviser at its own expense and employ a tactical approach which may command a significant amount of the Adviser’s resources, no identical fund comparison was available.  The Board also noted the Fund's projected total expenses, after taking into account the effect of an expense limitation to be provided by the Adviser, were very near the average of fees when compared to the level of fees paid by a reference group of other similarly managed mutual funds. The Trustees, including the Independent Trustees, concluded that the Fund's advisory fee, while slightly above average, is in a range of reasonable fees when compared to a group of similar mutual funds that employ a long/short equity strategy and that the proposed advisory fees were acceptable in light of the quality of the services the Fund expects to receive from the Adviser and the sub-adviser.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  It was the consensus of the Board, including the Independent Trustees, that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board considered the profits to be realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered that there were no ancillary profits to be realized by the Adviser from other activities related to the Fund. The Trustees also noted that any forecast of profits is speculative.  The Trustees, including the Independent Trustees, concluded that because of the Fund's expected asset level, the potential impact of the expense limitation provided by the Adviser and the additional expenses to be incurred by the Adviser related to the sub-adviser, the Board was satisfied that the adviser's level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fees are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, Pennsylvania 19046
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Legal Counsel	Thompson Hine, LLC 41 South High Street Suite 1700 Columbus, Ohio 43215
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street 26th floor Philadelphia, PA 19103
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

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How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $22,000

2011 – $14,000

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $4,000

2011 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $4,000

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/9/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/9/12